Exhibit 32.1

PACIFIC WEBWORKS, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officers of Pacific WebWorks, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

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the annual report on Form 10-K of the Company for the year ended December 31, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

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the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 9, 2012 Date: January 9, 2012	/s/Kenneth W. Bell Kenneth W. Bell Chief Executive Officer /s/K. Lance Bell K. Lance Bell Chief Financial Officer